Exhibit 99.1
FIRST BANCORP.
ANNOUNCES EARNINGS FOR THE QUARTER
ENDED MARCH 31, 2026
SAN JUAN, Puerto
Rico – April
22, 2026
– First BanCorp.
(the “Corporation” or “First
BanCorp.”) (NYSE: FBP), the
bank holding company for
FirstBank Puerto
Rico (“FirstBank” or “the Bank”),
today reported a net income
of $88.8 million, or $0.57
per diluted share, for the
first quarter of 2026, compared to
$87.1 million, or
$0.55 per diluted share, for the fourth quarter of 2025, and
$77.1 million, or $0.47 per diluted share, for the first
quarter of 2025.
Aurelio
Alemán,
President
and
Chief
Executive
Officer
of
First
BanCorp,
commented:
“We
began
the
year
with
another
quarter
of
strong
operating
results,
delivering
consistent
performance
across
our
franchise.
Earnings
per
share
increased 21%
year-over-year,
reflecting strong
revenue generation
and
disciplined
expense
management,
which
translated
into
a
return
on
average
assets of 1.89%—our 17th consecutive quarter
posting a ROAA above 1.5%.
Underlying
revenue
trends
remained
very
strong
during
the
quarter,
with
pre‑tax, pre‑provision
income reaching an
all‑time high of
$131 million, up
2%
from
the
prior
quarter
and
5%
from
a
year
ago.
Core
customer
deposits
continued to grow,
reinforcing the
strength of
our relationship‑driven franchise
while allowing
us to
proactively manage
funding costs.
Loan pipelines
remain
healthy and continue to support our confidence in achieving
our established loan
growth
targets
for
the
full
year. Credit
performance
was
strong,
with
stable
charge‑offs, record‑low
levels of
non‑performing assets,
and very
encouraging
early‑stage delinquency trends, which declined 24% from the
prior quarter.
Supported by a resilient labor market and
stable economic backdrop, we remain
focused on serving
our customers across
a range of
environments while closely
monitoring
key
risks,
including
energy
costs
and
their
potential
impact
on
consumers.
Our
thoughtful
and
consistent
approach
to
capital
deployment
resulted in a net
payout ratio of 92% during the
quarter achieved through share
buybacks
and
dividends.
Our
disciplined
approach
to
capital
allocation,
responsible growth, and ongoing execution of our omnichannel strategy continue to
position
First
BanCorp
to
deliver
sustainable
long‑term
value
for
all
our
stakeholders.”
(In thousands)
Q1 '26 Q4 '25 Q1 '25
Financial Highlights
Net interest income $ 220,956 $ 222,768 $ 212,397
Provision for credit losses 17,273 22,971 24,810
Non-interest income 37,685 34,400 35,734
Non-interest expenses 127,105 126,870 123,022
Income before income taxes 114,263 107,327 100,299
Income tax expense 25,485 20,226 23,240
Net income $
88,778
$
87,101
$
77,059
Selected Financial Data
Net interest margin
4.75% 4.68% 4.52%
Efficiency ratio
49.14% 49.33% 49.58%
Diluted earnings per share $
0.57
$
0.55
$
0.47
Book value per share $
12.72
$
12.56
$
10.91
Tangible book value per share
(1)
$
12.45
$
12.29
$
10.64
Return on average equity
17.92% 17.84% 17.90%
Return on average assets
1.89% 1.81% 1.64%
Results for the First Quarter of 2026 compared to the Fourth Quarter of 2025
Profitability
Net income –
$88.8 million, or $0.57
per diluted share compared to
$87.1 million, or $0.55
per diluted share. Net
income for the fourth quarter
of
2025
included
a
reversal
of
$1.1
million
($0.7
million
after-tax)
related
to
the
Federal
Deposit
Insurance
Corporation
(“FDIC”)
special
assessment.
Income before income taxes –
$114.3 million compared to $107.3 million.
Adjusted pre-tax, pre-provision income (Non-GAAP) (1)
–
$131.4 million compared to $129.2 million.
Net interest income –
$221.0 million compared to $222.8 million. The decrease includes a reduction of $2.7 million associated with the effect of
two less days
in the first
quarter of 2026,
$2.2 million associated
to the downward
repricing of variable-rate commercial
loans and cash
held at
the
Federal
Reserve
Bank
(“FED”), partially
offset
by
the
continued deployment
of
cash
flows
from lower-yielding
investment securities
to
higher-yielding assets and a decrease in the cost of interest-bearing deposits.
Net interest margin increased to 4.75%, compared to 4.68%.
Provision for credit losses –
$17.3 million compared to $23.0 million.
The provision reflects an improved projection on certain macroeconomic variables
and
improvements
in
delinquency
in
the
consumer
loan
portfolios,
partially
offset
by
higher
qualitative
reserves
associated
with
geopolitical uncertainty driven by, among other things, higher oil prices as a result of the conflict in the Middle East.
Non-interest
income
–
$37.7
million compared
to
$34.4
million.
The increase
was driven
by
$3.6
million
in
seasonal contingent
insurance
commissions recorded in the first quarter of 2026.
Non-interest expenses
– remained relatively flat at $127.1 million,
compared to $126.9 million in the previous quarter.
Income tax expense
– $25.5 million compared to $20.2
million,
mainly due to higher pre-tax income
and an adjustment in the
fourth quarter of
2025 due to a lower than estimated annual effective tax rate.
Balance
Sheet
Total
loans –
decreased by $38.2 million
to $13.1 billion, driven
by a reduction of
$49.9 million in consumer
loans, primarily in the
auto loans
and finance leases
portfolios in the
Puerto Rico region.
Total loan
originations of $1.2
billion, down $143.0
million, mainly in
commercial and
construction loans.
Core
deposits
(other
than
brokered
and
government
deposits) –
increased by
$158.5
million
to
$13.2
billion,
mainly in
interest-bearing
deposits in the Puerto Rico region.
Government deposits (fully collateralized) –
decreased by $146.3 million to $2.9 billion, mainly in
the Puerto Rico region.
Brokered certificates of deposits (“CDs”)
– decreased by $86.5 million to $507.0 million.
Asset
Quality
Allowance for credit losses (“ACL”) coverage ratio –
amounted to 1.87%, compared to 1.90%.
Annualized net charge-offs to average loans ratio
increased to 0.65%, compared to 0.63%.
Non-performing assets –
decreased by $5.3 million to $108.8 million, driven by a reduction in nonaccrual loans across all portfolios.
Liquidity
and
Capital
Liquidity –
Cash and cash
equivalents amounted to $550.9
million, compared to $658.6
million. When adding $2.3
billion of free
high-quality
liquid securities that could be liquidated or pledged within one day and $1.0 billion in available lending capacity at the Federal Home Loan Bank
(“FHLB”), available liquidity amounted to 20.14% of total
assets, compared to 19.39%.
Capital –
Repurchased $50.0 million in common stock and
declared $31.5 million in common stock dividends. Capital
ratios exceeded required
regulatory
levels.
The
Corporation’s
estimated
total
capital,
common
equity
tier
1
(“CET1”) capital,
tier
1
capital,
and
leverage
ratios
were
18.19%, 16.93%, 16.93%, and 11.66%, respectively,
as of March 31, 2026. On a non-GAAP
basis, the tangible common equity ratio
(1)
increased
to 10.11%, compared to 10.08%.
(1)
Represents non-GAAP
financial
measures. Refer
to
Non-GAAP
Disclosures
-
Non-GAAP
Financial Measures
for
the
definition
of
and additional
information
about
these non-GAAP
financial measures.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 2 of 27
NET INTEREST INCOME
The following table sets forth information concerning net interest income for the last five quarters:
Quarter Ended
March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025
(Dollars in thousands)
Net Interest Income
Interest income $ 279,849 $ 285,158 $ 282,743 $ 278,190 $ 277,065
Interest expense 58,893 62,390 64,827 62,331 64,668
Net interest income $ 220,956 $ 222,768 $ 217,916 $ 215,859 $ 212,397
Average Balances
Loans and leases $ 13,068,874 $ 13,032,081 $ 12,876,239 $ 12,742,809 $ 12,632,501
Total securities, other short-term
investments and interest-bearing cash
balances 5,776,844 5,871,091 6,037,726 6,245,844 6,444,016
Average interest-earning assets $ 18,845,718 $ 18,903,172 $ 18,913,965 $ 18,988,653 $ 19,076,517
Average interest-bearing liabilities $ 11,409,037 $ 11,531,091 $ 11,669,135 $ 11,670,411 $ 11,749,011
Average Yield/Rate
Average yield on interest-earning assets 6.02% 5.98% 5.93% 5.88% 5.89%
Average rate on interest-bearing liabilities 2.09% 2.15% 2.20% 2.14% 2.23%
Net interest spread 3.93% 3.83% 3.73% 3.74% 3.66%
Net interest margin 4.75% 4.68% 4.57% 4.56% 4.52%
Net interest
income amounted
to $221.0
million for
the first
quarter of
2026, a
decrease of
$1.8 million,
compared to
$222.8 million
for the fourth
quarter of 2025,
which includes a
reduction of approximately
$2.7 million associated
with the effect
of two less
days in
the first quarter of 2026. The decrease in net interest income reflects the following:
●
A $6.5
million decrease in interest income on loans, driven by:
-
A
$4.1
million
decrease
in
interest
income
on
commercial
and
construction
loans,
driven
by
a
$2.2
million
reduction
associated with
the effect
of two
less days
in the
first quarter
of 2026,
and a
$1.7 million
decrease due
to the
effect
of
lower
interest
rates
on
the
downward
repricing
of
variable-rate
loans.
Also,
the
fourth
quarter
of
2025
included
$0.8
million
of
interest
income
and
a
$0.5
million
prepayment
penalty
in
connection
with
the
payoffs
of
a
$12.0
million
nonaccrual
commercial
mortgage
loan
and
a
$23.8
million
construction
loan,
respectively,
both
in
the
Florida
region.
These variances
were partially
offset by
a $1.1
million increase
associated with
a $65.8
million increase
in the
average
balance.
As of
March 31,
2026, the
interest rate
on approximately
51% of
the Corporation’s
commercial and
construction loans
was tied
to variable
rates, with
32% based
upon SOFR
of 3
months or
less, 12%
based upon
the Prime
rate index,
and
7%
based
on
other
indexes.
For
the
quarter
ended
March
31,
2026,
the
average
one-month
SOFR
decreased
24
basis
points, the
average three-month
SOFR decreased
15 basis
points, and
the average
Prime rate
decreased 27
basis points,
when compared to the fourth quarter of 2025.
-
A
$2.7
million
decrease
in
interest
income
on
consumer
loans
and
finance
leases,
due
to
a
$1.7
million
decrease
associated
with
the
effect
of
two
less
days
in
the
first
quarter
of
2026,
and
a
$1.0
million
decrease
associated
with
a
$36.1 million decline in the average balance.
Partially offset by:
● A
$3.3 million decrease in interest expense on interest-bearing deposits, consisting of:
-
A $1.5
million decrease
in interest
expense on
interest-bearing checking
and saving
accounts, mainly
due to
a decrease
of
approximately
$0.6
million
associated
with
lower
interest
rates
paid
in
the
first
quarter
of
2026,
a
$0.5
million
decrease driven
by the
effect of
two less
days in
the first
quarter of
2026, and
a $0.4
million decrease
associated with
a
$66.4 million net
reduction in the
average balance. The
average cost of
interest-bearing checking
and saving accounts
in
the first quarter
of 2026 decreased
4 basis points
to 1.21%
when compared
to the previous
quarter,
driven by a
decrease
in
the
cost
of
government
deposits.
Excluding
government
deposits,
the
average
cost
of
interest-bearing
checking
and
saving accounts in the first quarter of 2026 was 0.66%, compared to 0.68% for the previous quarter.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 3 of 27
-
A
$0.9
million
decrease
in
interest
expense
on
time
deposits,
excluding
brokered
CDs,
mainly
due
to
a
$0.7
million
decrease associated with the effect of two less days in
the first quarter of 2026.
-
A $0.9 million
decrease in interest
expense on brokered
CDs, of which
$0.7 million was
associated with a
$61.3 million
decline in the average balance.
●
A $1.2 million increase in interest income on investment securities and interest-bearing cash balances, a net effect of:
o
A $2.8
million increase
in interest
income on
debt securities,
mainly due
to a
22 basis
points improvement
in yield
resulting from
purchases of
higher-yielding
available-for-sale
debt securities
replacing maturities
of lower-yielding
debt securities.
Partially offset by:
o
A
$1.6
million
decrease
in
interest
income
from
interest-bearing
cash
balances,
mainly
due
to
a
$1.1
million
decrease
associated
with
a
$108.6
million
decrease
in
the
average
balances,
which
consisted
primarily
of
cash
maintained at the FED, and a $0.5 million decrease associated with the reduction of the federal funds rate.
Net interest
margin
for the
first quarter
of 2026
was 4.75%,
a 7
basis points
increase
when compared
to the
fourth quarter
of 2025,
mostly reflecting the deployment
of cash flows from
lower-yielding investment
securities to higher-yielding assets
and the decrease in
the cost
of interest-bearing
deposits. These
factors were
partially offset
by the
downward repricing
of variable-rate
commercial loans
and a
decrease of
3 basis points
associated with
the aforementioned
interest income
collected on
a nonaccrual
commercial loan
and a
prepayment penalty during the fourth quarter of 2025.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 4 of 27
NON-INTEREST INCOME
The following table sets forth information concerning non-interest income for the last five quarters:
Quarter Ended
March 31, 2026
December 31,
2025
September 30, 2025 June 30, 2025 March 31, 2025
(In thousands)
Service charges and fees on deposit accounts $ 9,932 $ 9,861 $ 9,811 $ 9,756 $ 9,640
Mortgage banking activities 4,043 4,219 3,309 3,401 3,177
Insurance commission income 5,944 2,265 2,618 2,538 5,805
Card and processing income 11,758 12,353 11,682 11,880 11,475
Other non-interest income 6,008 5,702 3,374 3,375 5,637
Non-interest income $ 37,685 $ 34,400 $ 30,794 $ 30,950 $ 35,734
Non-interest income
increased by $3.3
million to $37.7
million for
the first quarter
of 2026, compared
to $34.4
million for the
fourth
quarter of
2025, mainly
due to
$3.6
million in
seasonal contingent
commissions recorded
as part
of insurance
commission income
in
the first quarter of
2026 based on the
prior year’s production
of insurance policies.
Other variances included
a $0.8 million increase
in
realized
gains
from
purchased
income
tax
credits
reported
as
part
of
other
non-interest
income,
partially
offset
by
a
$0.6
million
decrease in debit
and credit card
processing income driven
by higher transactional
fee income from
point-of-sale terminals
during the
fourth quarter of 2025.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 5 of 27
NON-INTEREST EXPENSES
The following table sets forth information concerning non-interest expenses for the last five quarters:
Quarter Ended
March 31, 2026
December 31,
2025
September 30, 2025 June 30, 2025 March 31, 2025
(In thousands)
Employees’ compensation and benefits $ 65,299 $ 63,196 $ 59,761 $ 60,058 $ 62,137
Occupancy and equipment 22,063 21,797 22,185 22,297 22,630
Business promotion 3,555 5,944 3,884 3,495 3,278
Professional service fees:
Collections, appraisals and other credit-related fees 734 1,007 856 634 598
Outsourcing technology services 8,585 8,433 8,107 8,324 7,921
Other professional fees 3,593 3,671 2,940 2,651 2,967
Taxes, other than income taxes 6,184 6,272 6,092 5,712 5,878
FDIC deposit insurance 2,058 961 2,236 2,235 2,236
Other insurance and supervisory fees 1,206 1,327 1,344 1,566 1,551
Net (gain) loss on other real estate owned (“OREO”) operations (937) (838) 1,033 (591) (1,129)
Credit and debit card processing expenses 7,327 7,728 7,889 7,747 5,110
Communications 2,288 2,284 2,294 2,208 2,245
Other non-interest expenses 5,150 5,088 6,273 7,001 7,600
Total non-interest expenses $ 127,105 $ 126,870 $ 124,894 $ 123,337 $ 123,022
Non-interest expenses
amounted to
$127.1 million in
the first quarter
of 2026, an
increase of $0.2
million, from $126.9
million in the
fourth quarter of 2025. Non-interest expenses for the first quarter of 2026 reflect the following significant variances:
●
A
$2.1
million
increase
in
employees’
compensation
and
benefits
expenses,
driven
by
a
$1.5
million
increase
in
payroll
taxes, and
a $1.8
million
increase in
stock-based
compensation expense,
mostly for
stock grants
during the
first quarter
of
2026 for
retirement-eligible employees,
partially offset
by a $1.3
million decrease
in salary
compensation mainly
due to
the
effect of two less working days in the first quarter of 2026.
●
A
$1.1
million
increase
in
the
FDIC
deposit
insurance
expense
driven
by
the
aforementioned
$1.1
million
reversal
recognized in the fourth quarter of 2025 related to the FDIC special assessment.
Partially offset by:
●
A $2.4
million decrease
in business
promotion expenses
as a
result of
certain marketing
efforts during
the fourth
quarter of
2025.
●
A
$0.4
million
decrease
in
credit
and
debit
card
processing
expenses,
mainly
due
to
$1.1
million
in
debit
card
expense
reimbursements
recognized
during
the
first
quarter
of
2026,
partially
offset
by
a
$0.7
million
increase
driven
by
higher
transactional volumes.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 6 of 27
INCOME TAXES
The
Corporation
recorded
an
income
tax
expense
of
$25.5
million
for
the
first
quarter
of
2026,
compared
to
$20.2
million
for
the
fourth
quarter
of
2025.
The
increase
in
income
tax
expense
was
driven
by
higher
pre-tax
income
and
an
adjustment
in
the
fourth
quarter of 2025 due to a lower than estimated annual effective tax rate.
For the year,
the Corporation’s annual
effective tax rate, excluding discrete
items, was estimated at 21.9%
for the first quarter of 2026,
compared
to
21.6%
for
the
fourth
quarter
of
2025.
As
of
March
31,
2026,
the
Corporation
had
a
net
deferred
tax
asset
of
$143.6
million,
net
of
a
valuation
allowance
of
$75.9
million,
compared
to
a
net
deferred
tax
asset
of
$149.0
million,
net
of
a
valuation
allowance of $75.0 million as of December 31, 2025.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 7 of 27
CREDIT QUALITY
Non-Performing Assets
The following table sets forth information concerning non-performing assets for the last five quarters:
(Dollars in thousands) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025
Nonaccrual loans held for investment:
Residential mortgage
$ 28,071 $ 29,169 $ 28,866 $ 30,790 $ 30,793
Construction
5,414 5,536 5,591 5,718 1,356
Commercial mortgage
7,442 8,382 21,437 22,905 23,155
Commercial and Industrial (“C&I”)
27,100 28,042 19,650 20,349 20,344
Consumer and finance leases
19,717 21,434 20,717 20,336 22,813
Total nonaccrual loans held for investment
$ 87,744 $ 92,563 $ 96,261 $ 100,098 $ 98,461
OREO 6,344 7,522 9,343 14,449 15,880
Other repossessed property 13,124 12,389 12,234 11,868 13,444
Other assets
(1)
1,609 1,620 1,579 1,576 1,599
Total non-performing assets
(2)
$ 108,821 $ 114,094 $ 119,417 $ 127,991 $ 129,384
Past due loans 90 days and still accruing
(3)
$ 28,949 $ 31,913 $ 28,891 $ 29,535 $ 37,117
Nonaccrual loans held for investment to total loans held for investment 0.67% 0.71% 0.74% 0.78% 0.78%
Nonaccrual loans to total loans 0.67% 0.70% 0.74% 0.78% 0.78%
Non-performing assets to total assets 0.57% 0.60% 0.62% 0.68% 0.68%
(1) Residential pass-through MBS issued by the Puerto Rico Housing Finance Authority (“PRHFA”) held as part of the available-for-sale debt securities portfolio.
(2)
Excludes purchased-credit deteriorated
(“PCD”) loans previously accounted
for under Accounting Standards
Codification (“ASC”) Subtopic 310-30
for which the
Corporation made the accounting
policy election of
maintaining pools
of loans
as “units of
account” both at
the time of
adoption of current
expected credit
losses (“CECL”) on
January 1,
2020 and
on an ongoing
basis for credit
loss measurement. These
loans will
continue to be
excluded from nonaccrual
loan statistics as long
as the Corporation can
reasonably estimate the
timing and amount
of cash flows expected
to be collected
on the loan pools.
The portion of
such loans
contractually past
due 90 days
or more amounted
to $4.2 million
as of March
31, 2026 (December
31, 2025 -
$4.8 million; September
30, 2025 -
$5.0 million; June
30, 2025 -
$4.9 million; March
31, 2025
- $5.7
million).
(3)
These include rebooked loans,
which were previously pooled
into GNMA securities, amounting
to $6.7 million as
of March 31, 2026
(December 31, 2025 - $6.7
million; September 30, 2025
- $3.8 million; June
30,
2025 -
$5.5 million;
March 31,
2025 -
$6.4 million).
Under the
GNMA program,
the Corporation
has the
option but
not the
obligation to
repurchase loans
that meet
GNMA’s
specified delinquency
criteria. For
accounting purposes, the loans subject to the repurchase option are required to be reflected on the financial statements with an offsetting liability.
Variances
in credit quality metrics:
●
Total
non-performing
assets
decreased
by
$5.3
million
to
$108.8
million
as
of
March
31,
2026,
driven
by
a
$4.8
million
decrease
in
nonaccrual
loans.
Nonaccrual
commercial
and
construction
loans
decreased
by
$2.0
million,
driven
by
a
$1.2
million
repayment
of
a
C&I
loan
in
the
Puerto
Rico
region
in
the
food
retail
industry,
and
a
$0.6
million
charge-off
of
a
commercial mortgage loan
in the Virgin
Islands region. Nonaccrual
consumer loans decreased
by $1.7 million,
mainly in the
auto
loan
portfolio,
and
nonaccrual
residential
mortgage
loans
decreased
by
$1.1
million.
In
addition,
the
OREO
portfolio
balance decreased by
$1.2 million, mainly
attributable to the
sale of residential
properties in the
Puerto Rico region,
partially
offset by an increase of $0.7 million in other repossessed properties.
●
Inflows to
nonaccrual loans
held for
investment were
$34.3 million
in the
first quarter
of 2026,
a decrease
of $11.9
million,
compared to inflows
of $46.2 million in
the fourth quarter of
2025. Inflows to nonaccrual
commercial and construction
loans
were $1.2 million
in the first quarter
of 2026, a decrease
of $11.2
million, compared to
inflows of $12.4
million in the fourth
quarter
of
2025,
mostly
associated
with
a
$10.0
million
C&I
loan
in
the
Puerto
Rico
region
in
the
telecommunications
industry.
Inflows to
nonaccrual residential
mortgage loans
were $3.4
million in
the first
quarter of
2026, a
decrease of
$0.9
million, compared to
inflows of $4.3
million in the
fourth quarter of
2025. Inflows to
nonaccrual consumer
loans were $29.7
million in the
first quarter of
2026, an increase
of $0.2 million,
compared to inflows
of $29.5 million
in the fourth
quarter of
2025. See Early Delinquency below
for additional information.
●
Adversely
classified
commercial
and
construction
loans
decreased
by
$5.4
million
to
$76.0
million
as of
March
31,
2026,
compared to $81.4
million as of
December 31, 2025,
driven by $3.8
million in repayments
on three C&I
loans, including the
aforementioned repayment of a nonaccrual C&I loan in the Puerto Rico region.
Early Delinquency
Total
loans
held
for
investment
in
early
delinquency
(i.e.,
30-89
days
past
due
accruing
loans,
as
defined
in
regulatory
reporting
instructions)
amounted
to
$110.5
million
as
of
March
31,
2026,
a
decrease
of
$34.5
million,
compared
to
$145.0
million
as
of
December 31, 2025, driven by a $31.0 million decrease in consumer loans, primarily in the auto loan portfolio.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 8 of 27
Allowance for Credit Losses
The following table summarizes the activity of the ACL for on-balance sheet and off-balance sheet exposures during the first quarter of 2026 and fourth quarter of 2025:
Quarter Ended March 31, 2026
Loans and Finance Leases Debt Securities
(Dollars in thousands)
Residential
Mortgage
Loans
Commercial and
Construction
Loans
Consumer
Loans and
Finance Leases
Total Loans and
Finance Leases
Unfunded
Loans
Commitments
Held-to-
Maturity
Available-
for-Sale Total ACL Allowance for Credit Losses
Allowance for credit losses, beginning balance $ 41,071 $ 70,920 $ 137,046 $ 249,037 $ 3,013 $ 733 $ 763 $ 253,546
Provision for credit losses - expense (benefit) 239 (984) 17,915 17,170 107 (92) 88 17,273
Net recoveries (charge-offs)
224 (818) (20,553) (21,147) - - (12) (21,159)
Allowance for credit losses, end of period $ 41,534 $ 69,118 $ 134,408 $ 245,060 $ 3,120 $ 641 $ 839 $ 249,660
Amortized cost of loans and finance leases $ 2,914,898 $ 6,517,223 $ 3,658,956 $ 13,091,077
Allowance for credit losses on loans to amortized cost 1.42% 1.06% 3.67% 1.87%
Quarter Ended December 31, 2025
Loans and Finance Leases Debt Securities
(Dollars in thousands)
Residential
Mortgage
Loans
Commercial and
Construction
Loans
Consumer
Loans and
Finance Leases
Total Loans and
Finance Leases
Unfunded
Loans
Commitments
Held-to-
Maturity
Available-
for-Sale Total ACL Allowance for Credit Losses
Allowance for credit losses, beginning balance $ 40,272 $ 68,580 $ 138,138 $ 246,990 $ 2,611 $ 698 $ 658 $ 250,957
Provision for credit losses - expense 644 2,393 19,381 22,418 402 35 116 22,971
Net recoveries (charge-offs) 155 (53) (20,473) (20,371) - - (11) (20,382)
Allowance for credit losses, end of period $ 41,071 $ 70,920 $ 137,046 $ 249,037 $ 3,013 $ 733 $ 763 $ 253,546
Amortized cost of loans and finance leases $ 2,908,302 $ 6,508,178 $ 3,708,876 $ 13,125,356
Allowance for credit losses on loans to amortized cost 1.41% 1.09% 3.70% 1.90%
Allowance for Credit Losses for Loans and Finance
Leases
As of March 31, 2026,
the ACL for loans and
finance leases was $245.1
million, a decrease of $3.9
million, from $249.0 million
as of
December 31,
2025. The
ratio of
the ACL
for loans
and finance
leases to
total loans
held for
investment was
1.87% as
of March
31,
2026, compared to 1.90% as of December 31, 2025.
The
decrease
was
mainly
related
to
the
ACL
for
consumer
loans,
which
decreased
by
$2.6
million,
driven
by
improvements
in
macroeconomic variables,
mainly in the
projection of the
unemployment rate,
and lower delinquency
levels, partially offset
by higher
qualitative reserves
associated with
geopolitical uncertainty
driven by,
among other
things, higher
oil prices as
a result of
the conflict
in
the
Middle
East.
In
addition,
the
ACL
for
commercial
and
construction
loans
decreased
by
$1.8
million,
mainly
due
to
improvements
in
the
projections
of
the
unemployment
rate
and
the
CRE
price
index,
net
of
aforementioned
qualitative
reserves,
partially offset by
renewals and refinancings.
Meanwhile, the ACL for
residential mortgage loans increased
by $0.5 million, driven
by
loan growth and the aforementioned geopolitical uncertainty, partially offset by an improvement in the unemployment rate.
The provision
for credit
losses on loans
and finance
leases was $17.2
million for
the first
quarter of
2026, compared
to $22.4
million
in the fourth quarter of 2025, as detailed below:
●
Provision for
credit losses
on the
commercial
and construction
loan portfolios
was a
net benefit
of $1.0
million for
the
first
quarter
of 2026,
compared to
an
expense
of $2.4
million
for
the
fourth
quarter
of 2025.
The net
benefit
recorded
during the first quarter of 2026 was driven primarily by the aforementioned improvement in macroeconomic variables.
●
Provision for credit losses on the
consumer loan and finance lease portfolios
was an expense of $18.0 million for
the first
quarter of
2026, compared
to an
expense of
$19.4
million for
the fourth
quarter of
2025. The
$1.4 million
decrease
in
provision expense was driven by the aforementioned factors.
●
Provision for
credit losses on
the residential
mortgage loan
portfolio was
an expense
of $0.2 million
for the first
quarter
of 2026,
compared to
an expense
of $0.6
million for
the fourth
quarter of
2025. The
$0.4 million
decrease in
provision
expense
was driven
by
lower
loan
growth
than
the
previous
quarter,
partially
offset
by
the
aforementioned
qualitative
reserves for the geopolitical uncertainty discussed above.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 9 of 27
Net Charge-Offs
The following table presents ratios of net (recoveries) charge-offs to average loans held-in-portfolio for the last five quarters:
Quarter Ended
March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025
Residential mortgage -0.03% -0.02% -0.00% -0.00% 0.00%
Construction -0.02% -0.02% -0.50% -0.02% -0.02%
Commercial mortgage 0.08% 0.01% -0.02% -0.01% -0.01%
C&I 0.03% 0.00% 0.01% -0.09% -0.01%
Consumer loans and finance leases 2.23% 2.20% 2.16% 2.12% 2.31% (1)
Total loans 0.65% 0.63% 0.62% 0.60% 0.68% (1)
(1)
Includes $2.4
million in recoveries
associated with
the bulk
sale of
fully charged-off
consumer loans
and finance
leases, which
reduced the
ratios of
consumer loans
and finance
leases and total net charge-offs to related average
loans by 25 basis points and 8 basis points, respectively.
The
ratios
above
are
based
on
annualized
net
charge-offs
and
are
not
necessarily
indicative
of
the
results
expected
in
subsequent
periods.
Net charge-offs
were $21.1 million
for the first
quarter of 2026,
or an annualized
0.65% of average
loans, compared to
$20.4 million,
or an
annualized 0.63%
of average
loans, in
the fourth
quarter of
2025. The
$0.7 million
increase in
net charge-offs
was driven
by a
$0.6
million charge-off associated with a nonaccrual commercial
mortgage loan in the Virgin
Islands region.
Allowance for Credit Losses for Unfunded Loan
Commitments
As
of
March
31,
2026,
the
ACL
for
off-balance
sheet
credit
exposures
increased
to
$3.1
million,
compared
to
$3.0
million
as
of
December 31, 2025.
Allowance for Credit Losses for Debt Securities
As of March 31, 2026, the ACL for debt securities was $1.5 million, of which $0.6 million was related to Puerto Rico municipal bonds classified as held-to-maturity,
compared to $1.5 million and $0.7 million, respectively,
as of December 31, 2025.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 10 of 27
STATEMENT
OF FINANCIAL CONDITION
Total
assets
were
approximately
$19.1
billion
as
of
March
31,
2026,
down
$46.8
million
from
December
31,
2025.
The
following
variances within the main components of total assets are noted:
●
A $107.7 million decrease in
cash and cash equivalents,
mainly related to the net
cash outflow for the purchase
of investment
securities, capital deployment
actions,
and the overall decrease
in deposits, partially offset
by the net income
generated in the
first quarter of 2026.
●
A $38.2 million
decrease in total loans
,
driven by a
$49.9 million decrease
in consumer loans,
of which $28.6
million was in
auto
loans
and
finance
leases
in
the
Puerto
Rico
region.
In
terms
of
geography,
the
decline
consisted
of
a
$112.9
million
decrease
in the
Puerto Rico
region, driven
by the
aforementioned
decrease
in consumer
loans and
lower utilization
of C&I
lines
of
credit, mainly
in automotive
lending,
partially
offset
by increase
s
of $47.2
million
in the
Florida
region and
$27.5
million in the Virgin
Islands region.
Total
loan originations,
including refinancings, renewals,
and draws from
existing commitments, amounted
to $1.2
billion in
the first quarter of 2026, a decrease of $143.0 million compared to the fourth quarter of 2025.
Total
loan originations
in the
Puerto Rico
region amounted
to $848.9
million in
the first
quarter of
2026, compared
to $1.1
billion in the
fourth quarter of
2025. The decrease
of $219.9 million
in total loan
originations was mainly
related to a
$192.7
million decrease
in commercial
and construction
loans, of
which $174.0
million was
in C&I
loans, driven
by multiple
term
loan
originations
in
the
fourth
quarter
of
2025
totaling
$114.7
million
and
the
aforementioned
lower utilization
of
lines
of
credit.
Total
loan
originations
in
the
Florida
region
amounted
to
$228.4
million
in
the
first
quarter
of
2026,
compared
to
$295.8
million
in
the
fourth
quarter
of
2025.
The
$67.4
million
decrease
in
total
loan
originations
was
mainly
related
to
a
$66.5
million decrease in
commercial and construction
loan originations, of
which $42.1 million
was in commercial
mortgage loan
originations and $23.5 million was in C&I loan originations.
Total
loan
originations
in
the
Virgin
Islands
region
amounted
to
$170.9
million
in
the
first
quarter
of
2026,
compared
to
$26.6 million in the fourth
quarter of 2025. The increase
of $144.3 million in total loan
originations was mainly related to
the
origination
of
a
$138.1
million
government
line
of
credit
during
the
first
quarter
of
2026,
of
which
$108.1
million
was
a
refinancing.
Partially offset by:
●
A $108.7
million increase
in investment
securities, driven
by purchases
during the
first quarter
of 2026
of $437.0
million in
U.S. agencies’
MBS and
debentures
at an
average yield
of 4.57%,
partially offset
by repayments
of $322.2
million of
U.S.
agencies’ MBS and
debentures, of which
$125.7 million
was associated with
matured securities,
and a $6.2
million decrease
in
the fair
value
of available
-for-sale
debt
securities
attributable
to
changes in
market
interest rates.
In addition,
during
the
first quarter of 2026, $375.0 million in matured U.S. Treasury bills were replaced with $370.6 million in U.S. Treasury bills.
Total
liabilities
were
approximately
$17.1
billion
as of
March
31, 2026,
a decrease
of
$47.2
million
from
December 31,
2025.
The
following variances within the main components of total liabilities are noted:
●
Total deposits decreased
by $74.3 million consisting of:
o
A
$146.3 million decrease in government deposits, driven by a decline of $134.2 million in the Puerto Rico region.
o
An $86.5 million
decrease in brokered
CDs in the Florida
region. The decrease
consisted of maturing
brokered CDs
amounting to $119.6
million with an all-in cost of
4.42% that were paid off
during the first quarter of 2026,
partially
offset
by $33.1
million
of new
issuances with
original
average maturities
of approximately
1.2 years
and an
all-in
cost of 3.77%.
Partially offset by:
o
A $158.5
million increase
in deposits,
excluding brokered
CDs and
government deposits,
consisting of
increases of
$97.0 million
in the Puerto
Rico region,
$37.8 million
in the Virgin
Islands region,
and $23.7 million
in the Florida
region.
The
increase
in
such
deposits
consists
of
a
$115.4
million
increase
in
interest-bearing
deposits,
of
which
$73.1 million was in the Puerto Rico region, and a $43.1 million increase in non-interest-bearing deposits.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 11 of 27
Total stockholders’
equity amounted to $2.0 billion as of March 31,
2026, an increase of $0.4 million from December 31,
2025, driven
by the
net income
generated in
the first
quarter of
2026, partially
offset by
$50.0 million
in common
stock repurchases
at an
average
price of $20.75,
$31.5 million in
common stock dividends
declared in the
first quarter of
2026,
and a $6.2
million decrease in
the fair
value
of
available-for-sale
debt
securities
due
to
changes
in
market
interest
rates
recognized
as
part
of
accumulated
other
comprehensive loss.
As of
March 31,
2026, capital
ratios exceeded
the required
regulatory levels
for bank
holding companies
and well-capitalized
banks.
The
Corporation’s
estimated
CET1
capital,
tier
1
capital,
total
capital
and
leverage
ratios
under
the
Basel
III
rules
were
16.93%,
16.93%, 18.19%, and
11.66%, respectively,
as of March 31, 2026,
compared to CET1 capital,
tier 1 capital, total
capital, and leverage
ratios of 16.76%, 16.76%, 18.01%, and 11.58%
,
respectively, as of December
31, 2025.
Meanwhile, estimated CET1 capital,
tier 1 capital, total capital and
leverage ratios of our banking subsidiary,
FirstBank, were 15.76%,
16.51%, 17.77%,
and 11.37%,
respectively,
as of March
31, 2026, compared
to CET1 capital,
tier 1 capital,
total capital and
leverage
ratios of 15.60%,
16.35%, 17.61%,
and 11.30%, respectively,
as of December 31, 2025.
Liquidity
Cash
and
cash
equivalents
decreased
by
$107.7
million
to
$550.9
million
as
of
March
31,
2026.
When
adding
$2.3
billion
of
free
high-quality
liquid
securities
that
could
be
liquidated
or pledged
within
one
day,
total
core
liquidity
amounted
to
$2.9 billion
as of
March 31, 2026, or 14.66% of total assets, compared
to $2.6
billion, or 13.54% of total assets as of December
31, 2025. In addition, as
of March
31, 2026,
the Corporation
had $1.0
billion available
for credit
with the
FHLB based
on the
value of
the collateral
pledged
with the
FHLB. As
such, the
basic liquidity
ratio (which
includes cash,
free high-quality
liquid assets
such as
U.S. government
and
government-sponsored enterprises’ obligations that could
be liquidated or pledged within one day,
and available secured lines of credit
with the FHLB to total assets) was approximately 20.14% as of March
31, 2026, compared to 19.39% as of December 31, 2025.
In
addition
to
the
aforementioned
available
credit
from
the
FHLB,
the
Corporation
also
maintains
borrowing
capacity
at
the
FED
Discount
Window
Program.
The
Corporation
had
approximately
$2.6
billion
available
for
funding
under
the
FED’s
Borrower-In-
Custody
Program
as of
March 31,
2026. In
the aggregate,
as of
March 31,
2026, the
Corporation had
$6.5 billion
available to
meet
liquidity needs, or 134% of estimated uninsured deposits (excluding fully collateralized government deposits).
The Corporation’s
total deposits, excluding
brokered CDs, amounted
to $16.1 billion as
of each of
March 31, 2026
and December 31,
2025,
which included
$2.9 billion
and $3.0
billion, respectively,
in government
deposits that
are fully
collateralized.
Excluding fully
collateralized government deposits and
FDIC-insured deposits,
the estimated amount of
uninsured deposits was $4.8
billion as of each
of March
31, 2026
and December
31, 2025,
which represents
30.12% and
29.79% of
total deposits,
respectively.
Refer to
Table
9 in
the accompanying tables (Exhibit A) for additional information about the deposits composition.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 12 of 27
Tangible Common
Equity (Non-GAAP)
On
a
non-GAAP
basis,
the
Corporation’s
tangible
common
equity
ratio
increased
to
10.11%
as
of
March
31,
2026,
compared
to
10.08%
as
of
December
31,
2025.
Refer
to
Non-GAAP
Disclosures-
Non-GAAP
Financial
Measures
for
the
definition
of
and
additional information about this non-GAAP financial measure.
The following table
presents a reconciliation
of the Corporation’s
tangible common equity
and tangible assets
to the most comparable
GAAP items as of the indicated dates:
March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025
(In thousands, except ratios and per share
information)
Tangible Equity:
Total common equity - GAAP $ 1,967,239 $ 1,966,865 $ 1,918,045 $ 1,845,455 $ 1,779,342
Goodwill (38,611) (38,611) (38,611) (38,611) (38,611)
Other intangible assets (3,240) (3,458) (3,676) (4,535) (5,715)
Tangible common equity - non-GAAP $ 1,925,388 $ 1,924,796 $ 1,875,758 $ 1,802,309 $ 1,735,016
Tangible Assets:
Total assets - GAAP $ 19,086,105 $ 19,132,892 $ 19,321,335 $ 18,897,529 $ 19,106,983
Goodwill (38,611) (38,611) (38,611) (38,611) (38,611)
Other intangible assets (3,240) (3,458) (3,676) (4,535) (5,715)
Tangible assets - non-GAAP $ 19,044,254 $ 19,090,823 $ 19,279,048 $ 18,854,383 $ 19,062,657
Common shares outstanding 154,694 156,619 159,135 161,508 163,104
Tangible common equity ratio - non-GAAP 10.11% 10.08% 9.73% 9.56% 9.10%
Tangible book value per common share - non-GAAP $ 12.45 $ 12.29 $ 11.79 $ 11.16 $ 10.64

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 13 of 27
Exposure to Puerto Rico Government
Direct Exposure
As of
March 31,
2026, the
Corporation had
$297.5 million
of direct
exposure to
the Puerto
Rico government,
its municipalities,
and
public
corporations,
a
decrease
of
$0.3
million
compared
to
$297.8
million
as
of
December
31,
2025.
As
of
March
31,
2026,
approximately $211.5
million of the exposure consisted of
loans and obligations of municipalities in
Puerto Rico that are supported
by
assigned
property
tax
revenues
and
for
which,
in
most
cases,
the
good
faith,
credit,
and
unlimited
taxing
power
of
the
applicable
municipality have
been pledged
to their
repayment, and
$42.3 million
consisted of
loans and
obligations which
are supported
by one
or more
specific sources
of municipal
revenues. The Corporation’s
total direct
exposure to
the Puerto
Rico government
also included
$8.6
million
in
a
loan
extended
to
an
affiliate
of
the
Puerto
Rico
Electric
Power
Authority
and
$32.4
million
in
loans
to
a
public
corporation of
Puerto Rico. In
addition, the
total direct exposure
included an
obligation of the
Puerto Rico government,
specifically a
residential pass-through
MBS issued
by the
PRHFA,
at an
amortized cost
of $2.7
million (fair
value of
$1.6 million
as of
March 31,
2026), included
as part
of the
Corporation’s
available-for-sale debt
securities portfolio. This
residential pass-through
MBS issued
by
the PRHFA
is collateralized
by certain
second mortgages
and had
an unrealized
loss of
$1.1 million
as of
March 31,
2026, of
which
$0.3 million is due to credit deterioration.
The
aforementioned
exposure
to
municipalities
in
Puerto
Rico
included
$79.8
million
of
financing
arrangements
with
Puerto
Rico
municipalities
that
were
issued
in
bond
form
but
underwritten
as
loans
with
features
that
are
typically
found
in
commercial
loans.
These bonds are accounted for as held-to-maturity debt securities.
Indirect Exposure
As
of
March
31,
2026
and
December
31,
2025,
the
Corporation
had
$2.4
billion
and
$2.5
billion,
respectively,
of
public
sector
deposits
in
Puerto
Rico.
Approximately
20%
of
the
public
sector
deposits
as
of
March
31,
2026
were
from
municipalities
and
municipal
agencies
in
Puerto
Rico,
and
80%
were
from
public
corporations,
the
Puerto
Rico
central
government
and
agencies,
and
U.S. federal government agencies in Puerto Rico.
Additionally,
as
of
March
31,
2026,
the
outstanding
balance
of
construction
loans
funded
through
conduit
financing
structures
to
support the
federal programs
of Low-Income
Housing Tax
Credit combined
with other
federal programs
amounted to
$81.6 million,
compared
to
$92.4
million
as
of
December
31,
2025.
The
main
objective
of
these
programs
is
to
spur
development
in
new
or
rehabilitated and
affordable rental
housing. PRHFA
,
as program
subrecipient and
conduit issuer,
issues tax-exempt
obligations which
are acquired
by private financial
institutions and
are required
to co-underwrite
with PRHFA
a mirror
construction loan
agreement for
the specific project loan
to which the Corporation
will serve as ultimate lender but
where the PRHFA
will be the lender
of record. The
total amount of unfunded loan commitments related to these loans as of March
31, 2026 was $55.3 million.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 14 of 27
NON-GAAP DISCLOSURES
This
press
release
contains
GAAP
financial
measures
and
non-GAAP
financial
measures.
Non-GAAP
financial
measures
are
used
when management believes
that the presentation of
these non-GAAP financial
measures enhances the
ability of analysts and
investors
to analyze trends
in the Corporation’s
business and understand
the performance of the
Corporation. The Corporation
may utilize these
non-GAAP
financial measures
as guides
in its
budgeting and
long-term planning
process. Where
non-GAAP
financial measures
are
used,
the
most
comparable
GAAP
financial
measure,
as
well
as
the
reconciliation
of
the
non-GAAP
financial
measure
to
the
most
comparable GAAP financial measure, can be found
in the text or in the tables in or attached to this press release.
Any analysis of these
non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.
Certain non-GAAP
financial measures,
such as
adjusted non-interest
expenses, adjusted
net income,
adjusted earnings
per share,
and
adjusted
pre-tax,
pre-provision
income,
exclude
the
effect
of
items
that
management
believes
are
not
reflective
of
core
operating
performance
(the
“Special
Items”).
Other
non-GAAP
financial
measures
include
net
interest
income,
interest
rate
spread,
and
net
interest margin
each presented on a
tax-equivalent basis; tangible
common equity; tangible
book value per common
share; and certain
capital ratios.
These measures
should be
read in
conjunction with
the accompanying
tables (Exhibit
A), which
are an
integral part
of
this press release, and the Corporation’s
other financial information that is presented in accordance with GAAP.
Special Items
The financial results for the quarters ended March 31, 2026 and December
31, 2025 included the following Special Item:
FDIC Special Assessment Reversal
-
A benefit
of $0.1
million ($0.1
million after-tax,
calculated based
on the
statutory tax
rate of
37.5%) and
$1.1 million
($0.7
million
after-tax)
were
recorded
during
the
first
quarter
of
2026
and
fourth
quarter
of
2025,
respectively,
as
a
result
of
amendments to
the FDIC
special assessment
collection terms.
On December
16, 2025,
the FDIC issued
an interim
final rule
amending the
collection terms
of the
special assessment,
which included
reducing the
collection rate
in the
eighth collection
quarter
from
3.36
basis
points
to
2.97
basis
points,
removing
the
previously
established
extended
assessment
period
provisions,
and
providing
offsets
to
regular
quarterly
deposit
insurance
assessments
if
aggregate
collections
exceed
actual
losses.
This
update
follows
the
FDIC’s
2023
final
rule,
which
initially
imposed
the
special
assessment
to
recover
certain
estimated losses incurred by
the Deposit Insurance Fund
following the failures of
certain financial institutions in
the first half
of
2023.
The
FDIC
deposit
special
assessment
is
reflected
in
the
condensed
consolidated
statements
of
income
as
part
of
“FDIC deposit insurance” expenses.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 15 of 27
Non-GAAP Financial Measures
Tangible
Common Equity Ratio and Tangible
Book Value
per Common Share
The
tangible
common
equity
ratio
and
tangible
book
value
per
common
share
are
non-GAAP
financial
measures
that
management
believes are generally
used by the financial
community to evaluate
capital adequacy.
Tangible
common equity is total
common equity
less goodwill
and other
intangible assets.
Tangible
assets are
total assets
less goodwill
and other
intangible assets.
Tangible
common
equity ratio is tangible common
equity divided by tangible assets. Tangible
book value per common share is
tangible assets divided by
common shares
outstanding. Refer
to
Statement of
Financial Condition
– Tangible
Common Equity
(Non-GAAP)
for a
reconciliation
of
the
Corporation’s
total
stockholders’
equity
and
total
assets
in
accordance
with
GAAP
to
the
non-GAAP
financial
measures
of
tangible
common
equity
and
tangible
assets, respectively.
Management
uses and
believes that
many
stock
analysts
use
the
tangible
common
equity
ratio
and
tangible
book
value
per
common
share
in
conjunction
with
other
more
traditional
bank
capital
ratios
to
compare
the
capital
adequacy
of
banking
organizations
with
significant
amounts
of
goodwill
or
other
intangible
assets,
typically
stemming from the use
of the purchase method of
accounting for mergers and
acquisitions. Accordingly,
the Corporation believes that
disclosure of
these financial
measures may
be useful
to investors.
Neither tangible
common equity
nor tangible
assets, or
the related
measures, should
be considered in
isolation or
as a substitute
for stockholders’
equity,
total assets, or
any other measure
calculated in
accordance with
GAAP.
Moreover,
the manner
in which
the Corporation
calculates its
tangible common
equity,
tangible assets,
and
any other related measures may differ from that of other companies reporting measures with similar names.
Adjusted Net Income and Adjusted Non-Interest Expenses
To
supplement
the
Corporation’s
financial
statements
presented
in
accordance
with
GAAP,
the
Corporation
uses,
and
believes
that
investors benefit from disclosure of, non
-GAAP financial measures that reflect
adjustments to net income and non-interest
expenses to
exclude Special Items.
Adjusted Pre-Tax,
Pre-Provision Income
Adjusted
pre-tax,
pre-provision
income
is
a
non-GAAP
performance
metric
that
management
uses
and
believes
that
investors
may
find
useful
in
analyzing
underlying
performance
trends,
particularly
in
times
of
economic
stress,
including
as
a
result
of
natural
catastrophes
or
health
epidemics.
Adjusted
pre-tax,
pre-provision
income,
as
defined
by
management,
represents
income
before
income
taxes
adjusted
to
exclude
the
provisions
for
credit
losses
on
loans,
unfunded
loan
commitments
and
debt
securities.
In
addition, from
time to time,
earnings are
also adjusted for
certain items
that management
believes are
not reflective
of core
operating
performance, which are regarded as Special Items.
Net Interest Income on a Tax
-Equivalent Basis
Net interest income,
interest rate spread,
and net interest
margin are
reported on a
tax-equivalent basis in
order to provide
to investors
additional information
about the Corporation’s
net interest
income that
management uses
and believes
should facilitate
comparability
and analysis
of the
periods presented.
The tax-equivalent
adjustment to
net interest
income recognizes
the income
tax savings
when
comparing taxable and tax-exempt
assets and assumes a marginal
income tax rate. Income from tax-exempt
earning assets is increased
by an amount
equivalent to the
taxes that would
have been paid
if this income
had been taxable
at statutory rates.
Refer to Table
4 in
the
accompanying
tables
(Exhibit
A)
for
a
reconciliation
of
the
Corporation’s
net
interest
income
on
a
tax-equivalent
basis.
Management believes
that it
is a standard
practice in
the banking
industry to
present net
interest income,
interest rate
spread, and
net
interest
margin
on
a
fully
tax-equivalent
basis.
This
adjustment
puts
all earning
assets,
most
notably
tax-exempt
securities and
tax-
exempt loans, on a common basis that management believes facilitates comparison of results to the results of peers.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 16 of 27
NET INCOME AND RECONCILIATION
TO ADJUSTED NET INCOME (NON-GAAP)
The following table reconciles, for the first quarter
of 2026 and fourth quarter of 2025, net income
to adjusted net income and adjusted
earnings
per diluted
share,
which are
non-GAAP
financial
measures
that exclude
the significant
Special Item
discussed
in the
Non-
GAAP Disclosures – Special Items
section, and shows net income, for the first quarter of 2025.
Quarter Ended
March 31, 2026 December 31, 2025 March 31, 2025
(In thousands, except per share information)
Net income, as reported (GAAP) $ 88,778 $ 87,101 $ 77,059
Adjustment:
FDIC special assessment reversal (92) (1,099) -
Income tax impact of adjustment
(1)
35 412 -
Adjusted net income attributable to common stockholders (Non-GAAP)
$ 88,721 $ 86,414 $ 77,059
Weighted-average diluted shares
outstanding
156,101 157,675 163,749
Earnings per share - diluted (GAAP)
$ 0.57 $ 0.55 $ 0.47
Adjusted earnings per share - diluted (non-GAAP) $ 0.57 $ 0.55 $ 0.47
(1) See Non-GAAP Disclosures — Special Items above for a discussion of the individual tax impact related to the above adjustment.
INCOME BEFORE
INCOME TAXES
AND RECONCILIATION
TO
ADJUSTED PRE-TAX,
PRE-PROVISION
INCOME
(NON-GAAP)
The following table reconciles income before income taxes to adjusted pre-tax, pre-provision income for the last five quarters:
Quarter Ended
March 31, 2026
December 31,
2025
September 30, 2025 June 30, 2025
March 31,
2025
(Dollars in thousands)
Income before income taxes $ 114,263 $ 107,327 $ 106,223 $ 102,885 $ 100,299
Add: Provision for credit losses expense 17,273 22,971 17,593 20,587 24,810
Less: FDIC special assessment reversal (92) (1,099) - - -
Less: Employee retention credit - - (2,358) - -
Adjusted pre-tax, pre-provision income (1) $ 131,444 $ 129,199 $ 121,458 $ 123,472 $ 125,109
Change from most recent prior period (amount) $ 2,245 $ 7,741 $ (2,014) $ (1,637) $ 8,176
Change from most recent prior period (percentage) 1.7% 6.4% -1.6% -1.3% 7.0%
(1) Non-GAAP financial measure. See Non-GAAP Disclosures above for the definition and additional information about this non-GAAP financial measure.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 17 of 27
Conference Call / Webcast
Information
First BanCorp.’s
senior management
will host
an earnings
conference call
and live
webcast on
Wednesday,
April 22,
2026,
at 10:00
a.m.
(Eastern
Time).
The
call
may
be
accessed
via
a
live
Internet
webcast
through
the
Corporation’s
investor
relations
website,
fbpinvestor.com,
or through a dial-in telephone
number at (800) 715-9871
or (646) 307-1963. The
participant access code is 5351564.
The
Corporation
recommends
that
listeners
go
to
the
web
site
at
least
15
minutes
prior
to
the
call
to
download
and
install
any
necessary software. Following the
webcast presentation, a question and
answer session will be made available
to research analysts and
institutional investors.
A replay of
the webcast will
be archived in
the Corporation’s
investor relations website,
fbpinvestor.com,
until
April 22, 2027. A
telephone replay will be available
one hour after the end
of the conference call through
May 22, 2026, at (800)
770-
2030.
The replay access code is 5351564.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 18 of 27
Safe Harbor
This press release may contain
“forward-looking statements” concerning the
Corporation’s future
economic, operational,
and financial
performance.
The
words
or
phrases
“expect,”
“anticipate,”
“intend,”
“should,”
“would,”
“will,”
“plans,”
“forecast,”
“believe,”
and
similar
expressions
are
meant
to
identify
“forward-looking
statements”
within
the
meaning
of
Section
27A
of the
Securities
Act
of
1933, as amended,
and Section 21E of
the Securities Exchange
Act of 1934, as
amended, and are subject
to the safe harbor
created by
such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only
as
of
the
date
hereof,
and
advises
readers
that
any
such
forward-looking
statements
are
not
guarantees
of
future
performance
and
involve certain
risks, uncertainties,
estimates, and
assumptions by
us that
are difficult
to predict.
Various
factors, some
of which
are
beyond
our
control,
including,
but
not
limited
to,
the
uncertainties
more
fully
discussed
in
Part
I,
Item
1A,
“Risk
Factors”
of
the
Corporation’s
Annual Report
on Form
10-K for
the year
ended December
31, 2025,
and the
following, could
cause actual
results to
differ
materially
from
those expressed
in,
or
implied
by,
such
forward-looking
statements: the
effect
of
changes
in
the
interest
rate
environment
and
inflation
levels
on
the
level,
composition
and
performance
of
the
Corporation’s
assets
and
liabilities,
and
corresponding effects
on the
Corporation’s
net interest
income, net
interest margin,
loan originations,
deposit attrition,
overall results
of
operations,
and
liquidity
position;
volatility
in
the
financial
services
industry,
which
could
result
in,
among
other
things,
bank
deposit
runoffs,
liquidity
constraints,
and
increased regulatory
requirements
and
costs;
the
effect
of
continued
changes in
the fiscal,
monetary
and
trade
policies
and
regulations
of
the
U.S.
federal
government,
the
Puerto
Rico
government
and
other
governments,
including those
determined by
the Federal
Reserve Board,
the Federal Reserve
Bank of New
York,
the FDIC, government
-sponsored
housing agencies
and regulators in
Puerto Rico,
the U.S., and
the U.S. and
British Virgin
Islands, that
may affect
the future results
of
the
Corporation;
uncertainty
as
to
the
ability
of
FirstBank
to
retain
its
core
deposits
and
generate
sufficient
cash
flow
through
its
wholesale
funding
sources,
such as
securities sold
under
agreements to
repurchase,
FHLB advances,
and brokered
CDs,
which
may
require us to sell investment
securities at a loss; adverse changes
in general political and economic conditions
in Puerto Rico, the U.S.,
and the U.S. and British Virgin
Islands, including in the interest rate environment, unemployment rates, market liquidity and volatility,
trade policies, housing absorption rates, real estate markets
,
and U.S. capital markets, which may affect
funding sources, loan portfolio
performance
and
credit
quality,
market
prices
of
investment
securities,
and
demand
for
the
Corporation’s
products
and
services,
and which may
reduce the
Corporation’s
revenues and
earnings and
the value
of the
Corporation’s
assets; the
impact of
litigation or
the threat
of litigation
or other
dispute
resolutions,
including any
adverse settlements
or judgments
against the
Corporation,
and
the
potential resulting liabilities,
costs, negative publicity
or other reputational
harm;
the effects of
asserted and unasserted
claims and the
extent of
available insurance
coverage; the
impact of
government financial
assistance for
hurricane recovery
and other
disaster relief
on economic activity in Puerto
Rico, and the timing and
pace of disbursements of funds
earmarked for disaster relief;
the ability of the
Corporation,
FirstBank,
and
third-party
service
providers
to
identify
and
prevent
cyber-security
incidents,
such
as
data
security
breaches,
ransomware,
malware,
“denial
of
service”
attacks,
“hacking,”
identity
theft,
and
state-sponsored
cyberthreats,
and
the
occurrence of
and response to
any incidents
that occur,
which may
result in misuse
or misappropriation
of confidential
or proprietary
information,
disruption,
or
damage
to
our
systems
or
those
of
third-party
service
providers
on
which
we
rely,
increased
costs
and
losses and/
or
adverse
effects
to
our
reputation;
general
competitive
factors
and
other
market
risks
as well
as
the
implementation
of
existing
or
planned
strategic growth
opportunities,
including
risks,
uncertainties,
and
other
factors
or
events
related
to any
business
acquisitions,
dispositions,
strategic partnerships, strategic
operational investments, including
systems conversions, and any
anticipated
efficiencies or other expected results
related thereto;
uncertainty regarding the implementation
of Puerto Rico’s
debt restructuring plan
and
the
revised
fiscal
plan
for
Puerto
Rico,
as
certified
on
June
6,
2025,
by
the
oversight
board
established
by
the
Puerto
Rico
Oversight,
Management,
and
Economic
Stability
Act,
or
any
revisions
to
it,
on
our
clients
and
loan
portfolios,
and
any
potential
impact
of
future
economic
or
political
developments
and
tax
regulations
in
Puerto
Rico;
the
impact
of
changes
in
accounting
standards,
or determinations
and assumptions
in applying
those standards,
and of
forecasts of
economic
variables considered
for the
determination
of
the
ACL;
the
ability
of
FirstBank
to
realize
the
benefits
of
its
net
deferred
tax
assets;
the
ability
of
FirstBank
to
generate sufficient
cash flow
to pay
dividends to
the Corporation;
environmental, social,
and governance
(“ESG”) matters,
including
our climate-related initiatives and
commitments, as well as the impact
and potential cost to us of any
policies, legislation, or initiatives
in opposition to our
ESG policies; the impacts of
natural or man-made
disasters, widespread health emergencies,
geopolitical conflicts
(including sanctions, war
or armed conflict,
such as the ongoing
conflict in Ukraine,
ongoing conflicts
in the Middle
East, such as the
war in Iran,
recent conflicts in South
America, the possible expansion
of such conflicts in
surrounding areas and
potential geopolitical
consequences,
and
the
threat
of
conflict
from
neighboring
countries
in
our
region),
terrorist
attacks,
or
other
catastrophic
external
events, including impacts
of such events
on general economic
conditions and on
the Corporation’s
assumptions regarding forecasts
of
economic
variables;
the
risk
that
additional
portions
of
the
unrealized
losses
in
the
Corporation’s
debt
securities
portfolio
are
determined
to be
credit-related, resulting
in additional
charges
to the
provision for
credit losses
on the
Corporation’s
debt
securities
portfolio, and
the potential
for additional
credit losses
that could
emerge from
further downgrades
of the
U.S.’s
Long-Term
Foreign-
Currency
Issuer
Default
Rating
and
negative
ratings
outlooks;
the
impacts
of
applicable
legislative,
tax,
or
regulatory
changes
or
changes in
legislative, tax,
or regulatory
priorities, including
as a
result of
the One
Big Beautiful
Bill Act,
signed into
law on
July 4,
2025,
the
reduction
in
staffing
at
U.S.
governmental
agencies,
the
effects
of
U.S.
federal
government
shutdowns
and
political
impasses,
and
uncertainties
regarding
the
U.S.
debt
ceiling
and
federal
budget,
on
the
Corporation’s
financial
condition
or
performance;
the risk
of possible
failure or
circumvention of
the Corporation’s
internal controls
and procedures
and the
risk that
the
Corporation’s
risk
management
policies
may
not
be
adequate;
the
risk
that
the
FDIC
may
further
increase
the
deposit
insurance
premium
and/or
require
further
special
assessments,
causing
an
additional
increase
in
the
Corporation’s
non-interest
expenses;
any

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 19 of 27
need
to
recognize
impairments
on
the
Corporation’s
financial
instruments,
goodwill,
and
other
intangible
assets;
the
risk
that
the
impact
of the
occurrence
of any
of these
uncertainties on
the Corporation’s
capital would
preclude
further growth
of FirstBank
and
preclude
the
Corporation’s
Board
of
Directors
from
declaring
dividends;
and
uncertainty
as
to
whether
FirstBank
will
be
able
to
continue
to
satisfy
its
regulators
regarding,
among
other
things,
its
asset
quality,
liquidity
plans,
maintenance
of
capital
levels,
and
compliance
with
applicable
laws,
regulations
and
related
requirements.
The
Corporation
does
not
undertake
to,
and
specifically
disclaims any
obligation to
update any
“forward-looking statements”
to reflect
occurrences or
unanticipated events
or circumstances
after the date of such statements, except as required by the federal securities laws.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 20 of 27
About First BanCorp.
First BanCorp.
is the
parent corporation
of FirstBank
Puerto Rico,
a state-chartered
commercial bank
with operations
in Puerto
Rico,
the
U.S.,
and
the British
Virgin
Islands
and
Florida,
and
of FirstBank
Insurance
Agency.
First BanCorp.’s
shares
of common
stock
trade
on
the
New
York
Stock
Exchange
under
the
symbol
FBP.
Additional
information
about
First
BanCorp.
may
be
found
at
www.1firstbank.com
.
###
First BanCorp.
Ramon Rodriguez
Senior Vice President
Corporate Strategy and Investor Relations
ramon.rodriguez@firstbankpr.com
(787) 729-8200 Ext. 82179

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 21 of 27
EXHIBIT A
Table 1
– Condensed Consolidated Statements of Financial Condition
As of
March 31, 2026
December 31,
2025
(In thousands, except for share information)
ASSETS
Cash and due from banks
$
549,199
$
657,149
Money market investments:
Time deposit with another financial institution
1,000 750
Other short-term investments
700 700
Total money market investments
1,700 1,450
Available-for-sale debt
securities, at fair value (ACL of $839 as of March 31, 2026
and $763 as of December 31, 2025)
4,668,697 4,554,032
Held-to-maturity debt securities, at amortized cost, net
of ACL of $641 as of March 31, 2026 and $733 as of
December 31, 2025 (fair value $253,485 as of March 31, 2026 and
$262,055 as of December 31, 2025)
256,881 264,563
Total debt securities
4,925,578 4,818,595
Equity securities 46,432 44,753
Total investment securities
4,972,010 4,863,348
Loans held for investment, net of ACL of $245,060 as
of March 31, 2026 and $249,037 as of December 31, 2025
12,846,017 12,876,319
Mortgage loans held for sale, at lower of cost or market 12,805 16,697
Total loans, net
12,858,822 12,893,016
Accrued interest receivable on loans and investments 67,722 71,351
Premises and equipment, net 127,865 126,920
OREO 6,344 7,522
Deferred tax asset, net 143,565 149,012
Goodwill 38,611 38,611
Other intangible assets 3,240 3,458
Other assets 317,027 321,055
Total assets
$
19,086,105
$
19,132,892
LIABILITIES
Deposits:
Non-interest-bearing deposits
$ 5,554,751 $ 5,549,416
Interest-bearing deposits
11,041,070 11,120,727
Total deposits
16,595,821 16,670,143
Advances from the FHLB 290,000 290,000
Accounts payable and other liabilities 233,045 205,884
Total liabilities
17,118,866 17,166,027
STOCKHOLDERSʼ EQUITY
Common stock, $0.10 par value, 223,663,116
shares issued (March 31, 2026 - 154,693,926 shares outstanding and December 31, 2025 - 156,618,996 shares outstanding)
22,366 22,366
Additional paid-in capital 952,773 963,543
Retained earnings 2,325,256 2,268,011
Treasury stock, at cost (March 31, 2026 -
68,969,190 shares; and December 31, 2025 - 67,044,120
shares)
(972,438) (932,505)
Accumulated other comprehensive loss (360,718) (354,550)
Total stockholdersʼ equity
1,967,239 1,966,865
Total liabilities and stockholdersʼ equity
$
19,086,105
$
19,132,892

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 22 of 27
Table 2
– Condensed Consolidated Statements of Income
Quarter Ended
March 31,
2026
December 31,
2025
March 31,
2025
(In thousands, except per share information)
Net interest income:
Interest income $ 279,849 $ 285,158 $ 277,065
Interest expense 58,893 62,390 64,668
Net interest income 220,956 222,768 212,397
Provision for credit losses - expense (benefit):
Loans 17,170 22,418 24,837
Unfunded loan commitments 107 402 (63)
Debt securities (4) 151 36
Provision for credit losses - expense 17,273 22,971 24,810
Net interest income after provision for credit losses 203,683 199,797 187,587
Non-interest income:
Service charges and fees on deposit accounts 9,932 9,861 9,640
Mortgage banking activities 4,043 4,219 3,177
Card and processing income 11,758 12,353 11,475
Other non-interest income 11,952 7,967 11,442
Total non-interest income
37,685 34,400 35,734
Non-interest expenses:
Employees’ compensation and benefits 65,299 63,196 62,137
Occupancy and equipment 22,063 21,797 22,630
Business promotion 3,555 5,944 3,278
Professional service fees 12,912 13,111 11,486
Taxes, other than income taxes 6,184 6,272 5,878
FDIC deposit insurance 2,058 961 2,236
Net gain on OREO operations (937) (838) (1,129)
Credit and debit card processing expenses 7,327 7,728 5,110
Other non-interest expenses 8,644 8,699 11,396
Total non-interest expenses 127,105 126,870 123,022
Income before income taxes 114,263 107,327 100,299
Income tax expense 25,485 20,226 23,240
Net income $ 88,778 $ 87,101 $ 77,059
Net income attributable to common stockholders $ 88,778 $ 87,101 $ 77,059
Earnings per common share:
Basic $ 0.57 $ 0.56 $ 0.47
Diluted $ 0.57 $ 0.55 $ 0.47

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 23 of 27
Table 3
– Selected Financial Data
Quarter Ended
March 31,
2026
December 31,
2025
March 31,
2025
(Shares in thousands)
Per Common Share Results:
Net earnings per share - basic $ 0.57 $ 0.56 $ 0.47
Net earnings per share - diluted $ 0.57 $ 0.55 $ 0.47
Cash dividends declared $ 0.20 $ 0.18 $ 0.18
Average shares outstanding
155,262 156,792 162,934
Average shares outstanding diluted 156,101 157,675 163,749
Book value per common share $ 12.72 $ 12.56 $ 10.91
Tangible book value per common share
(1)
$ 12.45 $ 12.29 $ 10.64
Common stock price: end of period $ 21.36 $ 20.73 $ 19.17
Selected Financial Ratios (In Percent):
Profitability:
Average yield on loans and leases 7.49 7.55 7.75
Average yield on investment securities,
other short-term investments and interest-earning
cash balances
2.69 2.51 2.25
Average yield on interest-earning assets 6.02 5.98 5.89
Average rate on interest-bearing liabilities 2.09 2.15 2.23
Average cost of funds 1.42 1.46 1.53
Interest rate spread 3.93 3.83 3.66
Interest rate spread - non-GAAP
(2)
4.18 4.04 3.79
Net interest margin 4.75 4.68 4.52
Net interest margin - non-GAAP
(2)
5.00 4.88 4.65
Return on average assets
1.89 1.81 1.64
Return on average equity
17.92 17.84 17.90
Efficiency ratio
(3)
49.14 49.33 49.58
Capital and Other:
Average total equity to average total assets 10.54 10.15 9.14
Total capital 18.19 18.01 17.96
Common equity Tier 1 capital 16.93 16.76 16.62
Tier 1 capital 16.93 16.76 16.62
Leverage 11.66 11.58 11.20
Tangible common equity ratio
(1)
10.11 10.08 9.10
Dividend payout ratio
34.98 32.40 38.06
Basic liquidity ratio
(4)
20.14 19.39 18.76
Core liquidity ratio
(5)
14.66 13.54 14.25
Loan to deposit ratio 78.96 78.84 75.44
Uninsured deposits, excluding fully collateralized deposits, to total deposits
(6)
30.12 29.79 28.44
Average Balances (In thousands):
Loan and leases $ 13,068,874 $ 13,032,081 $ 12,632,501
Investment securities, other short-term investments and interest-earning cash balances
5,776,844 5,871,091 6,444,016
Interest-earning assets $ 18,845,718 $ 18,903,172 $ 19,076,517
Total assets $ 19,069,238 $ 19,081,259 $ 19,107,102
Interest-bearing liabilities $ 11,409,037 $ 11,531,091 $ 11,749,011
Non-interest-bearing deposits 5,441,443 5,419,990 5,425,836
Total funding sources $ 16,850,480 $ 16,951,081 $ 17,174,847
Total stockholders’ equity $ 2,009,137 $ 1,936,808 $ 1,745,899
Asset Quality:
Allowance for credit losses for loans and finance leases to
total loans
held for investment
1.87 1.90 1.95
Net charge-offs (annualized) to average loans
outstanding
0.65 0.63 0.68
Provision for credit losses for loans and finance leases
to net charge-offs
81.19 110.05 115.47
Non-performing assets to total assets 0.57 0.60 0.68
Nonaccrual loans held for investment to total loans held for investment 0.67 0.71 0.78
Allowance for credit losses for loans and finance leases to
total nonaccrual loans
held for investment
279.29 269.05 251.13
Allowance for credit losses for loans and finance leases to
total nonaccrual loans
held for investment, excluding residential estate loans
410.67 392.84 365.41
(1) Non-GAAP financial measures. Refer to Non-GAAP Disclosures and
Statement of Financial Condition —
Tangible Common Equity
(Non-GAAP) above
for additional information about
the components and a reconciliation of these measures.
(2)
Non-GAAP financial measures reported on a tax-equivalent
basis. Refer to
Non-GAAP Disclosures
and Table 4 below for additional information and
reconciliation of this measure.
(3)
Non-interest expenses divided by the sum of net interest income and non-interest income.
(4)
Defined as the sum of cash and cash equivalents, free high-quality liquid assets that could be liquidated within one day,
and available secured lines of credit with the FHLB to total assets.
(5)
Defined as the sum of cash and cash equivalents and free high-quality liquid assets that could be liquidated within one day to total assets.
(6)
Exclude insured deposits not covered by federal deposit insurance.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 24 of 27
Table 4
– Quarterly Statement of Average
Interest-Earning Assets and Average
Interest-Bearing Liabilities (On a Tax-
Equivalent Basis, with GAAP reconciliation)
Average Volume Interest Income
(1)
/ Expense
Average Rate
(1)
Quarter Ended
March 31,
December 31,
March 31,
March 31,
December 31,
March 31,
March 31,
December 31,
March 31,
2026 2025 2025 2026 2025 2025 2026 2025 2025
(Dollars in thousands)
Interest-earning assets:
Money market and other short-term investments $ 618,371 $ 727,018 $ 1,111,087 $ 5,630 $ 7,300 $ 12,205 3.69% 3.98% 4.45%
Government obligations (2) 1,467,672 1,595,962 1,971,327 11,426 11,211 6,970 3.16% 2.79% 1.43%
MBS 3,645,699 3,502,688 3,308,964 26,814 22,891 17,497 2.98% 2.59% 2.14%
FHLB stock 24,150 24,735 32,661 474 493 790 7.96% 7.91% 9.81%
Other investments
20,952 20,688 19,977 139 83 247 2.69% 1.59% 5.01%
Total investments
(3) 5,776,844 5,871,091 6,444,016 44,483 41,978 37,709 3.12% 2.84% 2.37%
Residential mortgage loans 2,911,731 2,904,714 2,841,918 43,249 42,960 41,484 6.02% 5.87% 5.92%
Construction loans 247,415 250,338 232,295 5,791 6,398 5,596 9.49% 10.14% 9.77%
C&I and commercial mortgage loans 6,225,066 6,156,312 5,806,929 101,920 105,174 99,756 6.64% 6.78% 6.97%
Consumer loans and finance leases 3,684,662 3,720,717 3,751,359 95,871 98,542 98,752 10.55% 10.51% 10.68%
Total loans
(4) (5)
13,068,874 13,032,081 12,632,501 246,831 253,074 245,588 7.66% 7.70% 7.88%
Total interest-earning assets $ 18,845,718 $ 18,903,172 $ 19,076,517 $ 291,314 $ 295,052 $ 283,297 6.27% 6.19% 6.02%
Tax-equivalent adjustment (11,465) (9,894) (6,232)
Interest income - GAAP $ 279,849 $ 285,158 $ 277,065 6.02% 5.98% 5.89%
Interest-bearing liabilities:
Time deposits $ 3,542,960 $ 3,524,261 $ 3,048,778 $ 29,237 $ 30,169 $ 25,468 3.35% 3.40% 3.39%
Brokered CDs 555,938 617,217 483,774 5,759 6,644 5,461 4.20% 4.27% 4.58%
Other interest-bearing deposits 7,033,139 7,099,613 7,693,900 20,935 22,390 27,568 1.21% 1.25% 1.45%
Advances from the FHLB 277,000 290,000 468,667 2,962 3,187 5,190 4.34% 4.36% 4.49%
Other borrowings - - 53,892 - - 981 0.00% 0.00% 7.38%
Total interest-bearing liabilities $ 11,409,037 $ 11,531,091 $ 11,749,011 $ 58,893 $ 62,390 $ 64,668 2.09% 2.15% 2.23%
Net interest income / margin-
non-GAAP
(1) $ 232,421 $ 232,662 $ 218,629 5.00% 4.88% 4.65%
Net interest income / margin - GAAP $ 220,956 $ 222,768 $ 212,397 4.75% 4.68% 4.52%
Net interest spread - non-GAAP
(1)
4.18% 4.04% 3.79%
Net interest spread - GAAP 3.93% 3.83% 3.66%
(1)
Non-GAAP financial
measures reported on
a tax-equivalent basis.
The tax-equivalent yield
was estimated by
dividing the interest
rate spread
on exempt assets
by 1 less
the Puerto Rico
statutory tax rate
of 37.5% and
adding to
it the
cost of
interest-bearing liabilities.
When adjusted
to a
tax-equivalent basis,
yields on
taxable and
exempt assets
are comparable.
Refer to
Non-GAAP Disclosures
- Non-GAAP
Financial Measures
for
additional information.
(2) Government obligations include debt issued by government-sponsored agencies.
(3) Unrealized gains and losses on available-for-sale debt securities are excluded from the average volumes.
(4) Average loan balances include the average of non-performing loans.
(5)
Interest income on loans includes $4.0 million,
$4.4 million, and $5.4 million, for the
quarters ended March 31, 2026, December 31,
2025, and March 31, 2025, respectively,
of income from prepayment penalties and late
fees related to the Corporation’s
loan portfolio. The results for the first quarter
of 2025 include a prepayment penalties associated with
the payoff of a $73.8 million commercial
mortgage loan and higher income from late
fees in the consumer loans and finance leases portfolios.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 25 of 27
Table 5
– Loan Portfolio by Geography
As of March 31,
2026
Puerto Rico Virgin Islands United States Total
(In thousands)
Residential mortgage loans $ 2,231,306 $ 147,082 $ 536,510 $ 2,914,898
Commercial loans:
Construction loans 178,810 14,167 2,290 195,267
Commercial mortgage loans 1,753,712 72,837 800,564 2,627,113
C&I loans 2,290,891 203,810 1,200,142 3,694,843
Commercial loans 4,223,413 290,814 2,002,996 6,517,223
Consumer loans and finance leases 3,587,266 65,834 5,856 3,658,956
Loans held for investment 10,041,985 503,730 2,545,362 13,091,077
Mortgage loans held for sale 12,805 - - 12,805
Total loans $ 10,054,790 $ 503,730 $ 2,545,362 $ 13,103,882
As of December 31, 2025
Puerto Rico Virgin Islands United States Total
(In thousands)
Residential mortgage loans $ 2,227,053 $ 150,551 $ 530,698 $ 2,908,302
Commercial loans:
Construction loans 249,466 14,174 1,928 265,568
Commercial mortgage loans 1,690,176 73,751 790,325 2,554,252
C&I loans 2,348,274 170,728 1,169,356 3,688,358
Commercial loans 4,287,916 258,653 1,961,609 6,508,178
Consumer loans and finance leases 3,636,072 66,947 5,857 3,708,876
Loans held for investment 10,151,041 476,151 2,498,164 13,125,356
Mortgage loans held for sale 16,697 - - 16,697
Total loans $ 10,167,738 $ 476,151 $ 2,498,164 $ 13,142,053

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 26 of 27
Table 6
– Non-Performing Assets by Geography
As of March 31,
2026
(In thousands) Puerto Rico Virgin Islands United States Total
Nonaccrual loans held for investment:
Residential mortgage
$ 11,875 $ 4,923 $ 11,273 $ 28,071
Construction
4,458 956 - 5,414
Commercial mortgage
1,581 5,861 - 7,442
C&I
26,010 611 479 27,100
Consumer and finance leases
19,316 356 45 19,717
Total nonaccrual loans held for investment 63,240 12,707 11,797 87,744
OREO 5,685 659 - 6,344
Other repossessed property 13,055 69 - 13,124
Other assets
(1)
1,609 - - 1,609
Total non-performing assets
(2)
$ 83,589 $ 13,435 $ 11,797 $ 108,821
Past due loans 90 days and still accruing
(3)
$ 28,078 $ 871 $ - $ 28,949
As of December 31,
2025
(In thousands) Puerto Rico Virgin Islands United States Total
Nonaccrual loans held for investment:
Residential mortgage
$ 12,637 $ 5,407 $ 11,125 $ 29,169
Construction
4,581 955 - 5,536
Commercial mortgage
1,913 6,469 - 8,382
C&I
27,211 644 187 28,042
Consumer and finance leases
20,891 529 14 21,434
Total nonaccrual loans held for investment 67,233 14,004 11,326 92,563
OREO 6,661 861 - 7,522
Other repossessed property 12,216 173 - 12,389
Other assets
(1)
1,620 - - 1,620
Total non-performing assets
(2)
$ 87,730 $ 15,038 $ 11,326 $ 114,094
Past due loans 90 days and still accruing
(3)
$ 30,643 $ 1,270 $ - $ 31,913
(1) Residential pass-through MBS issued by the PRHFA held as part of the available-for-sale debt securities portfolio.
(2)
Excludes PCD
loans previously
accounted for
under ASC
Subtopic 310-30
for which
the Corporation
made the
accounting policy
election of
maintaining pools
of loans
as “units
of account”
both at
the time
of
adoption of CECL on January 1, 2020 and
on an ongoing basis for credit loss measurement. These loans will continue to be excluded from nonaccrual loan statistics as long as the Corporation can reasonably estimate
the timing and amount of cash flows expected
to be collected on the loan pools. The portion of
such loans contractually past due 90 days or
more amounted to $4.2 million as of March 31,
2026 (December 31, 2025 -
$4.8 million).
(3)
These include rebooked loans, which were previously
pooled into GNMA securities, amounting to $6.7
million as of each of March 31,
2026 and December 31, 2025. Under the
GNMA program, the Corporation has
the option but not
the obligation to repurchase loans
that meet GNMA's specified delinquency
criteria. For accounting purposes,
the loans subject to
the repurchase option are
required to be reflected
on the financial
statements with an offsetting liability.

First BanCorp. Announces Earnings for the Quarter Ended March
31, 2026
– Page 27 of 27
Table 7
– Allowance for Credit Losses on Loans and Finance Leases
Quarter Ended
March 31,
2026
December 31,
2025
March 31,
2025
(Dollars in thousands)
Allowance for credit losses on loans and finance leases, beginning of period
$ 249,037 $ 246,990 $ 243,942
Provision for credit losses on loans and finance leases expense 17,170 22,418 24,837
Net recoveries (charge-offs) of loans and finance
leases:
Residential mortgage 224 155 (18)
Construction 13 14 14
Commercial mortgage (522) (53) 40
C&I (309) (14) 77
Consumer loans and finance leases (20,553) (20,473) (21,623)
(1)
Net charge-offs (21,147) (20,371) (21,510)
(1)
Allowance for credit losses on loans and finance leases, end of period
$ 245,060 $ 249,037 $ 247,269
Allowance for credit losses on loans and finance leases to period end total
loans held for investment
1.87% 1.90% 1.95%
Net charge-offs (annualized) to average loans
outstanding during the period
0.65% 0.63% 0.68%
Provision for credit losses on loans and finance leases to net charge-offs during the period
0.81x 1.10x 1.15x
(1) Includes recoveries totaling $2.4 million associated with the bulk sale of fully charged-off consumer loans and finance leases.
Table 8
– Annualized Net (Recoveries) Charge-Offs to Average
Loans
Quarter Ended
March 31,
2026
December 31, 2025
March 31,
2025
Residential mortgage -0.03% -0.02% 0.00%
Construction -0.02% -0.02% -0.02%
Commercial mortgage 0.08% 0.01% -0.01%
C&I 0.03% 0.00% -0.01%
Consumer loans and finance leases 2.23% 2.20% 2.31% (1)
Total loans 0.65% 0.63% 0.68% (1)
(1) The recoveries associated with the aforementioned bulk sale reduced the ratios of consumer loans and finance leases and total net charge-offs to related average loans by 25 basis points and 8 basis points, respectively.
Table 9
– Deposits
As of
March 31,
2026
December 31, 2025
(In thousands)
Time deposits $ 3,482,968 $ 3,562,331
Interest-bearing saving and checking accounts 7,051,091 6,964,841
Non-interest-bearing deposits 5,554,751 5,549,416
Total deposits, excluding brokered CDs
(1)
16,088,810 16,076,588
Brokered CDs 507,011 593,555
Total deposits $ 16,595,821 $ 16,670,143
Total deposits, excluding brokered CDs and government deposits $ 13,219,627 $ 13,061,068
(1)
As of March 31,
2026 and December 31, 2025, government deposits amounted to $2.9 billion and $3.0 billion, respectively.